UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2012

POLYMER GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14330	57-1003983
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9335 Harris Corners Parkway, Suite 300
Charlotte, North Carolina		28269
(Address of Principal Executive Offices)		(Zip Code)

(704) 697-5100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 9, 2012, the sole stockholder of Polymer Group, Inc. (the “Company”) approved the Amended and Restated Polymer Group, Inc. Short-Term Incentive Compensation Plan (the “Plan”) as recommended by the Board of Directors of the Company (the “Board”). The amendments to the Plan set forth in detail the criteria and objectives that the Board may use as conditions for performance-based awards under the Plan.

The Company may grant awards under the Plan to its employees, including its Chief Executive Officer, Chief Financial Officer and other executive officers. The Plan is administered by the Board, which may delegate its duties and powers to a committee of the Board. The Board has full authority to select the recipients of awards under the Plan, to determine the type and size of awards and to determine and amend the terms, restrictions and conditions of awards. Awards are cash bonus opportunities with an established target award expressed as a percentage of a participant’s fiscal year base salary earned. The actual award earned may be less or more than the target, ranging from a low of zero to a maximum of two times target.

The Board establishes in writing the performance goals for any fiscal year for which an annual incentive program is established under the Plan. The performance goals established by the Board must be objectively determinable and will be based on one or more of the performance criteria set forth in the Plan. Performance goals may be expressed by reference to:

•	one or more divisions, business units or subsidiaries;

•	the Company and/or its subsidiaries as a whole; or

•	any combination of the foregoing.

Performance goals also may be expressed by reference to the participant’s individual performance with respect to any of the criteria. The Board also can establish subjective performance goals.

The Board may at any time alter, amend, suspend or terminate the Plan in whole or in part for any purpose, but such action may be subject to stockholder approval in certain circumstances.

The foregoing description is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Amended and Restated Polymer Group, Inc. Short-Term Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

Date: May 15, 2012	By:	/s/ Daniel L. Rikard
Daniel L. Rikard
Senior Vice President, General Counsel and Secretary